Exhibit 10.6

BUSINESS PURPOSE PROMISSORY NOTE

Date:	11/30, 2011
Loan Number:	1000135658
Amount:	$16,000,000.00

This Note is executed together with the Loan and Security Agreement referencing the Loan Number referred to above and is executed at Lake Forest, CA
(City) (ST)

For value received, receipt of which is hereby acknowledged, the undersigned (“Borrower”) promises to pay to the order of JPMORGAN CHASE BANK, N.A. (“Lender”) in lawful money of the United States of America at Lender’s principal office or at such other place as Lender may designate from time to time, in lawful money of the United States of America, the principal sum of Sixteen Million and 00/100ths Dollars ($16,000,000.00), or such lesser portion thereof as may have from time to time been disbursed to, or for the benefit of Borrower, and as remains unpaid pursuant to the books or records of Lender, together with interest at the Interest Rate set forth below on the unpaid balance of principal advanced from the date(s) of disbursement until paid in full as set forth below. Principal sums(s) disbursed and repaid will not be available for redisbursement. Interest shall be calculated on a 360 day year basis with each month consisting of 30 days.

Interest Rate: Two and 14/100ths percent (2.14%) per annum

1.               The term of this Note (“Base Term”) begins on the Commencement Date and continues for the number of months after the Commencement Date as stated in Section 2 below. The Commencement Date is the date that Lender accepts this Note by initially disbursing principal hereunder.

2.               During the Base Term, Borrower shall pay installments of principal and interest in the amounts and on the dates stated below:

(a)          Base Term: 60 months

(b)         Amount of each installment payment due during the Base Term (includes principal and interest)

60       Monthly @                  $281,425.19

(c)          The first installment payment during the Base Term shall be paid one month after the Commencement Date and all subsequent installment payments shall be paid on the same day of each month thereafter until paid in full.

3.               On or before the date of this Note, Borrower shall pay a set-up/filing fee in the amount of $0.00.

4.               Payments shall be allocated between principal, interest and fees, if any, in the discretion of Lender. Borrower may not prepay the principal sum. Borrower’s obligation to pay all installment payments and all other amounts payable under this Note is absolute and unconditional under any and all circumstances and shall not be affected by any circumstances of any character including, without limitation, (a) any setoff, claim, counterclaim, defense or reduction which Borrower may have at any time against Lender or any other party for any reason, or (b) any defect in the condition, design or operation of, any lack of fitness for use of, any damage to or loss of, or any lack of maintenance or service for any of the Equipment (as defined in the Loan Agreement).

5.               This Note is entitled to the benefits, and is subject to the terms and requirements of, the Loan Agreement executed by Borrower and Lender, which Loan Agreement, among other things, (a) provides for the making of the loan evidenced hereby, and (b) provides for events of default, acceleration and other remedies. Borrower waives presentment, demand, protest or notice of any kind in connection with this Note.

6.               THE INTERPRETATION, CONSTRUCTION AND VALIDITY OF THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF OHIO. INTEREST TO BE CHARGED BY THE LENDER SHALL BE GOVERNED BY FEDERAL LAW (INCLUDING WITHOUT LIMITATION 12 U.S.C. SECTION 85 AND 1831u) AND THE LAW OF THE STATE OF OHIO, WHERE THE MAIN OFFICE OF THE LENDER IS LOCATED. LENDER AND BORROWER IRREVOCABLY CONSENT TO THE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT IN OHIO, AND WAIVE ALL RIGHTS TO TRIAL BY JURY, IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY ON ANY MATTER WHATSOEVER ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY RELATED TO THIS INSTRUMENT.

STELLARIS LLC
(Borrower)

By:	/s/ Alfons Theeuwes
ALFONS THEEUWES

Title:	CHIEF FINANCIAL OFFICER

JAMES CONSTRUCTION GROUP, L.L.C.
(Borrower)

By:	/s/ Donald B. Bonaventure
DONALD B. BONAVENTURE

Title:	CHIEF FINANCIAL OFFICER